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EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           (SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Edward P. Campbell, President and Chief Executive Officer of Nordson Corporation, an Ohio corporation (the "Company"), do hereby certify that:

      1. The Quarterly Report on Form 10-Q for the quarter ended August 1, 2004 of the Company (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 3, 2004                     /s/ Edward P. Campbell
                                             ----------------------------------
                                             Edward P. Campbell
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer